SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2006

QUEST OIL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-26619	98-0207745
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
580 2nd Street, Suite 102
Encinitas, CA 92024
(Address of principal executive offices)

(760) 230-2300
(Registrant’s Telephone Number)

_____________________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01  Regulation FD Disclosure.

On May 4, 2006, we issued the press release headlined: “Quest Oil Corporation Embarks On a New Era” attached as an exhibit to this Current Report.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

Number	Description

99.1	Press Release headlined: “Quest Oil Corporation Embarks On a New Era.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

QUEST OIL CORPORATION
/s/	Joseph F. Wallen ______________
By:	Joseph F. Wallen
Its:	Chief Financial Officer